Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, October 19, 2018

Tompkins Financial Corporation Reports Record Year-to-Date and Third Quarter Earnings

ITHACA, NY - Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported diluted earnings per share of $1.36 for the third quarter of 2018, which represents an increase of 19.3% over the $1.14 reported in the third quarter of 2017. Net income for the third quarter of 2018 was $20.9 million, an increase of 20.2% over the $17.4 million reported for the same period in 2017.

Year-to-date diluted earnings per share of $4.12 for the first nine months of 2018 represents an increase of 26.0% over the same period in 2017. Year-to-date net income was $63.4 million, an increase of $13.4 million, or 26.7% over the same period in 2017.

President and CEO, Stephen S. Romaine said “We are pleased to once again report record earnings for both the year-to-date and quarterly results. Current period net income growth rates have benefited from lower tax rates, though our year-to-date income before tax also reflected strong growth, with an increase of 8.3% over the same period in 2017. The current interest rate environment is challenging as we, along with most in our industry, have seen narrowing of our net interest margin. Despite the pressure on margins, our ability to grow loans and deposits has allowed us to see continued growth in net interest income, with the third quarter of 2018 representing our fourteenth consecutive quarterly increase in net interest income.”

SELECTED HIGHLIGHTS FOR THE THIRD QUARTER AND YEAR-TO-DATE PERIODS:

▪	Year-to-date diluted earnings per share reflect the best performance for the first nine months of any year in the Company’s history. Quarterly diluted earnings per share also reflect the best third quarter performance in the Company’s history.
▪	Year-to-date profitability indicators remain strong with return on average assets of 1.27%; and a return on average shareholders’ equity of 14.47% for 2018, which are improved from 1.06% and 11.70%, respectively, for the same period in 2017.

▪	Total loans of $4.8 billion at September 30, 2018, were up 7.0% over September 30, 2017, and up 2.9% over December 31, 2017.
▪	Total deposits of $5.0 billion at September 30, 2018, were up $81.1 million, or 1.6% compared to September 30, 2017, and up $187.3 million, or 3.9% over December 31, 2017. Total non-interest bearing deposits were up $26.9 million over prior quarter.

NET INTEREST INCOME

Net interest income of $53.2 million for the third quarter of 2018 increased by $2.2 million, or 4.2% compared to the same period in 2017. For the year-to-date period, net interest income was $158.6 million, up $9.2 million, or 6.2% from the same nine-month period in 2017.

Growth in net interest income for the nine months ended September 30, 2018 was largely driven by $388.0 million of growth in average loans over the same period in 2017, an increase of 8.9%. Average deposits for the nine months ended September 30, 2018, increased $93.6 million, or 2.0% compared to the same period in 2017. Included in the increase in average deposits was a $125.0 million or 10.1% increase in average noninterest bearing deposits. The net interest margin for the third quarter of 2018 was 3.35%, compared to 3.40% reported for the same period in 2017, and 3.36% for the quarter ended June 30, 2018. The decline in margin from the same period last year is largely due to changes in the interest rate environment, which has resulted in funding costs rising at a faster rate than asset yields.

NONINTEREST INCOME

Noninterest income represented 25.9% of total revenues in the third quarter of 2018, compared to 25.2% in the same period in 2017, and 26.6% for the first nine months of 2018, compared to 25.8% in the same period in 2017. Noninterest income of $18.6 million for the third quarter of 2018 was up 8.1% compared to the same period last year. Fee income in the third quarter of 2018 associated with insurance, wealth management, deposit services, and card services were up a combined $671,000 or 4.2% over the same period in 2017.

NONINTEREST EXPENSE

Noninterest expense was $45.1 million for the third quarter of 2018, up $3.3 million, or 7.8%, over the third quarter of 2017. For the year-to-date period, noninterest expense was $133.8 million, up $9.0 million, or 7.2%, from the same period in 2017. The higher noninterest expense in 2018 included lease write-downs of $2.0 million (pre-tax) in the second quarter and $514,000 (pre-tax) in the third quarter related to leases on recently vacated space. Noninterest expense increases for both the third quarter and year-to-date periods of 2018 also included normal annual increases in salaries and wages.

INCOME TAX EXPENSE

The Company’s effective tax rate was 20.6% in the third quarter of 2018, compared to 32.8% for the same period in 2017. The decrease is a direct result of The Tax Cuts and Jobs Act of 2017, which reduced the Federal statutory tax rate from 35% in 2017, to 21% in 2018.

ASSET QUALITY

Asset quality trends remained strong in the third quarter of 2018. Nonperforming assets represented 0.39% of total assets at September 30, 2018, compared to 0.38% at December 31, 2017, and 0.37% at September 30, 2017. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.61%.

Provision for loan and lease losses was $272,000 for the third quarter of 2018, compared to $402,000 for the third quarter of 2017. Net charge-offs for the third quarter of 2018 were $138,000 compared to net recoveries of $479,000 in the third quarter of 2017.

The Company’s allowance for originated loan and lease losses totaled $41.3 million at September 30, 2018, and represented 0.91% of total originated loans and leases at September 30, 2018, unchanged from both December 31, 2017, and September 30, 2017. The total allowance represented 169.00% of total nonperforming loans and leases at September 30, 2018, compared to 172.84% at December 31, 2017, and 170.12% at September 30, 2017.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of tangible common equity to tangible assets was 7.49% at September 30, 2018, improved from the 7.36% reported for the most recent prior quarter ended June 30, 2018, and down from 7.58% at September 30, 2017.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

The statements made herein shall not confer upon any person any rights or remedies of any nature, and shall not be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement, nor to alter any existing at-will employment relationship between the Company and its employees.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION
(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2018	12/31/2017

Cash and noninterest bearing balances due from banks	$111,245	$77,688
Interest bearing balances due from banks	1,917	6,615
Cash and Cash Equivalents	113,162	84,303

Available-for-sale securities, at fair value (amortized cost of $1,360,508 at September 30, 2018
and $1,408,996 at December 31, 2017)	1,310,672	1,391,863
Held-to-maturity securities, at amortized cost (fair value of $138,232 at September 30, 2018 and
$140,315 at December 31, 2017)	141,236	139,216
Equity securities, at fair value (amortized cost $1,000,000 at September 30, 2018 and $1,000,000
at December 31, 2017)	880	913
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,531,241	4,358,543
Acquired loans (3)	271,468	310,577
Less: Allowance for loan and lease losses	41,358	39,771
Net Loans and Leases	4,761,351	4,629,349

Federal Home Loan Bank and other stock	48,456	50,498
Bank premises and equipment, net	95,638	86,995
Corporate owned life insurance	81,625	80,106
Goodwill	92,283	92,291
Other intangible assets, net	7,989	9,263
Accrued interest and other assets	93,668	83,494
Total Assets	$6,746,960	$6,648,290

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,950,616	2,651,632
Time	640,102	748,250
Noninterest bearing	1,434,364	1,437,925
Total Deposits	5,025,082	4,837,807

Federal funds purchased and securities sold under agreements to repurchase	52,875	75,177
Other borrowings	988,515	1,071,742
Trust preferred debentures	16,820	16,691
Other liabilities	64,524	70,671
Total Liabilities	$6,147,816	$6,072,088

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 15,313,825 at
September 30, 2018; and 15,301,524 at December 31, 2017	1,531	1,530
Additional paid-in capital	367,669	364,031
Retained earnings	308,121	265,007
Accumulated other comprehensive loss	(74,937)	(51,296)
Treasury stock, at cost - 120,278 shares at September 30, 2018, and 120,805 shares
at December 31, 2017	(4,748)	(4,492)

Total Tompkins Financial Corporation Shareholders’ Equity	597,636	574,780
Noncontrolling interests	1,508	1,422
Total Equity	$599,144	$576,202
Total Liabilities and Equity	$6,746,960	$6,648,290

	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2018	09/30/2017	09/30/2018	09/30/2017
INTEREST AND DIVIDEND INCOME
Loans	$54,769	$48,949	$158,419	$141,257
Due from banks	8	9	22	15
Available-for-sale securities	7,448	7,415	22,821	22,384
Held-to-maturity securities	860	865	2,572	2,613
Federal Home Loan Bank and other stock	899	534	2,433	1,466
Total Interest and Dividend Income	63,984	57,772	186,267	167,735
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	563	457	1,088	1,364
Other deposits	3,830	2,679	9,699	7,508
Federal funds purchased and securities sold under agreements to repurchase	35	44	115	195
Trust preferred debentures	318	265	904	888
Other borrowings	6,075	3,327	15,897	8,445
Total Interest Expense	10,821	6,772	27,703	18,400
Net Interest Income	53,163	51,000	158,564	149,335
Less: Provision for loan and lease losses	272	402	1,884	2,147
Net Interest Income After Provision for Loan and Lease Losses	52,891	50,598	156,680	147,188
NONINTEREST INCOME
Insurance commissions and fees	7,903	7,682	22,684	21,892
Investment services income	4,097	3,862	12,365	11,544
Service charges on deposit accounts	2,088	2,125	6,300	6,337
Card services income	2,442	2,190	7,209	6,875
Other income	2,057	1,766	8,743	5,667
Gain (loss) on securities transactions	16	(423)	290	(423)
Total Noninterest Income	18,603	17,202	57,591	51,892
NONINTEREST EXPENSE
Salaries and wages	22,029	20,931	64,404	60,868
Pension and other employee benefits	5,300	5,344	15,859	16,195
Net occupancy expense of premises	3,057	3,064	9,873	9,965
Furniture and fixture expense	1,814	1,585	5,461	4,819
FDIC insurance	712	620	2,083	1,775
Amortization of intangible assets	440	481	1,334	1,459
Other operating expense	11,781	9,858	34,825	29,738
Total Noninterest Expenses	45,133	41,883	133,839	124,819
Income Before Income Tax Expense	26,361	25,917	80,432	74,261
Income Tax Expense	5,427	8,491	16,939	24,127
Net Income Attributable to Noncontrolling Interests and Tompkins Financial Corporation	20,934	17,426	63,493	50,134
Less: Net Income Attributable to Noncontrolling Interests	32	32	96	97
Net Income Attributable to Tompkins Financial Corporation	$20,902	$17,394	$63,397	$50,037
Basic Earnings Per Share	$1.37	$1.14	$4.15	$3.30
Diluted Earnings Per Share	$1.36	$1.14	$4.12	$3.27

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			YTD Period Ended			YTD Period Ended
	September 30, 2018			September 30, 2018			September 30, 2017
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,513	$8	1.26%	$2,121	$22	1.39%	$3,547	$15	0.57%
Securities (4)
U.S. Government securities	1,418,742	7,766	2.17%	1,438,322	23,763	2.21%	1,476,459	23,352	2.11%
State and municipal (5)	95,758	627	2.60%	97,556	1,898	2.60%	101,080	2,552	3.38%
Other securities (5)	3,435	39	4.50%	3,516	113	4.30%	3,602	96	3.56%
Total securities	1,517,935	8,432	2.20%	1,539,394	25,774	2.24%	1,581,141	26,000	2.20%
FHLBNY and FRB stock	54,871	899	6.50%	52,802	2,433	6.16%	41,639	1,466	4.71%

Total loans and leases, net of unearned income (5)(6)	4,781,462	55,095	4.57%	4,740,257	159,398	4.50%	4,352,292	143,497	4.41%
Total interest-earning assets	6,356,781	64,434	4.02%	6,334,574	187,627	3.96%	5,978,619	170,978	3.82%

Other assets	359,671			351,949			355,983

Total assets	$6,716,452			$6,686,523			$6,334,602

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings & money market	$2,789,432	2,532	0.36%	$2,806,119	6,118	0.29%	$2,664,405	3,620	0.18%
Time deposits	637,426	1,861	1.16%	671,888	4,669	0.93%	845,058	5,252	0.83%
Total interest-bearing deposits	3,426,858	4,393	0.51%	3,478,007	10,787	0.41%	3,509,463	8,872	0.34%

Federal funds purchased & securities sold under
agreements to repurchase	59,626	35	0.23%	62,956	115	0.24%	65,798	195	0.40%
Other borrowings	1,141,257	6,075	2.11%	1,113,120	15,897	1.91%	861,289	8,445	1.31%
Trust preferred debentures	16,792	318	7.51%	16,749	904	7.22%	18,903	888	6.28%
Total interest-bearing liabilities	4,644,533	10,821	0.92%	4,670,832	27,703	0.79%	4,455,453	18,400	0.55%

Non-interest bearing deposits	1,409,401			1,366,219			1,241,173
Accrued expenses and other liabilities	65,307			63,682			66,094
Total liabilities	6,119,241			6,100,733			5,762,720

Tompkins Financial Corporation Shareholders’ equity	595,721			584,331			570,403
Noncontrolling interest	1,490			1,459			1,479
Total equity	597,211			585,790			571,882

Total liabilities and equity	$6,716,452			$6,686,523			$6,334,602
Interest rate spread			3.10%			3.17%			3.27%
Net interest income/margin on earning assets		53,613	3.35%		159,924	3.38%		152,578	3.41%

Tax equivalent adjustments		(450)			(1,360)			(3,243)

Net interest income per consolidated financial statements		$53,163			$158,564			$149,335

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)
	Quarter-Ended					Year-Ended
Period End Balance Sheet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Dec-17
Securities	$1,452,788	$1,483,991	$1,510,795	$1,531,991	$1,546,199	$1,531,991
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,531,241	4,507,006	4,408,081	4,358,543	4,167,254	4,358,543
Acquired loans and leases (3)	271,468	284,187	296,765	310,577	323,259	310,577
Allowance for loan and lease losses	41,358	41,225	40,211	39,771	38,038	39,771
Total assets	6,746,960	6,745,800	6,648,128	6,648,290	6,524,060	6,648,290
Total deposits	5,025,082	4,792,229	4,929,903	4,837,807	4,943,944	4,837,807
Federal funds purchased and securities sold under agreements to repurchase	52,875	52,042	69,131	75,177	73,874	75,177
Other borrowings	988,515	1,229,956	995,074	1,071,742	834,574	1,071,742
Trust preferred debentures	16,820	16,777	16,734	16,691	16,648	16,691
Total common equity	597,636	589,173	577,967	574,780	588,349	574,780
Total equity	599,144	590,649	579,411	576,202	589,868	576,202

Average Balance Sheet
Average earning assets	$6,356,781	$6,348,562	$6,297,727	$6,159,396	$6,072,269	$6,024,186
Average assets	6,716,452	6,689,649	6,652,763	6,552,414	6,430,497	6,389,504
Average interest-bearing liabilities	4,644,533	4,709,122	4,658,998	4,500,649	4,463,606	4,466,846
Average equity	597,211	584,951	574,963	593,956	586,671	577,446

Share data
Weighted average shares outstanding (basic)	15,047,405	15,038,061	15,013,478	14,988,542	14,966,231	14,950,432
Weighted average shares outstanding (diluted)	15,144,491	15,135,970	15,112,518	15,103,906	15,078,555	15,073,255
Period-end shares outstanding	15,277,915	15,278,430	15,285,335	15,265,614	15,202,444	15,265,614
Common equity book value per share	$39.12	$38.56	$37.81	$37.65	$38.70	$37.65
Tangible book value per share (Non-GAAP)	$32.60	$32.02	$31.24	$31.04	$32.03	$31.04

Income Statement
Net interest income	$53,163	$52,714	$52,687	$51,969	$51,000	$201,304
Provision for loan/lease losses	272	1,045	567	2,014	402	4,161
Noninterest income	18,603	21,158	17,830	17,312	17,202	69,204
Noninterest expense	45,133	44,985	43,721	46,286	41,883	171,105
Income tax expense	5,427	5,751	5,761	18,493	8,491	42,620
Net income attributable to Tompkins Financial Corporation	20,902	22,059	20,436	2,457	17,394	52,494
Noncontrolling interests	32	32	32	31	32	128
Basic earnings per share (8)	$1.37	$1.44	$1.34	$0.16	$1.14	$3.46
Diluted earnings per share (8)	$1.36	$1.43	$1.33	$0.16	$1.14	$3.43

Nonperforming Assets
Originated nonaccrual loans and leases	$17,518	$19,082	$18,429	$16,253	$15,667	$16,253
Acquired nonaccrual loans and leases	2,659	2,673	3,352	3,264	3,152	3,264
Originated loans and leases 90 days past due and accruing	0	0	0	44	0	44
Troubled debt restructurings not included above	4,295	4,324	3,455	3,449	3,541	3,449
Total nonperforming loans and leases	24,472	26,079	25,236	23,010	22,360	23,010
OREO	1,870	2,233	2,047	2,047	2,030	2,047
Total nonperforming assets	$26,342	$28,312	$27,283	$25,057	$24,390	$25,057

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Dec-17
Loans and leases 30-89 days past due and accruing (2)	$6,454	$5,875	$6,513	$6,791	$5,567	$6,791
Loans and leases 90 days past due and accruing (2)	0	0	0	44	0	44
Total originated loans and leases past due and accruing (2)	6,454	5,875	6,513	6,835	5,567	6,835

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)	$1,109	$1,108	$823	$1,256	$2,857	$1,256
Loans 90 days or more past due	1,420	1,110	1,077	1,146	1,306	1,146
Total acquired loans and leases past due and accruing	2,529	2,218	1,900	2,402	4,163	2,402
Total loans and leases past due and accruing	$8,983	$8,093	$8,413	$9,237	$9,730	$9,237

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$41,111	$40,107	$39,686	$37,903	$36,960	$35,598
Provision for loan and lease losses	208	1,035	608	1,849	931	4,428
Net loan and lease (recoveries) charge-offs	30	31	187	66	(12)	140
Allowance for loan and lease losses (originated
loan portfolio) - balance at end of period	$41,289	$41,111	$40,107	$39,686	$37,903	$39,686

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$114	$104	$85	$135	$197	$157
Provision (credit) for loan and lease losses	64	10	(41)	165	(529)	(67)
Net loan and lease (recoveries) charge-offs	108	0	(60)	215	(467)	5
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	69	114	104	85	135	85

Total allowance for loan and lease losses	$41,358	$41,225	$40,211	$39,771	$38,038	$39,771

Loan Classification - Originated Portfolio
Special Mention	$34,245	$44,068	$34,546	$46,074	$50,423	$46,074
Substandard	49,597	41,572	35,746	20,584	20,532	20,584
Loan Classification - Acquired Portfolio
Special Mention	465	469	476	525	539	525
Substandard	3,041	3,180	3,468	5,355	8,193	5,355
Loan Classifications - Total Portfolio
Special Mention	34,710	44,537	35,022	46,599	50,962	46,599
Substandard	52,638	44,752	39,214	25,939	28,725	25,939

Ratio Analysis

Credit Quality
Nonperforming loans and leases/total loans and leases (7)	0.51%	0.54%	0.54%	0.49%	0.50%	0.49%
Nonperforming assets/total assets	0.39%	0.42%	0.41%	0.38%	0.37%	0.38%
Allowance for originated loan and lease losses/total originated loans and leases	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Allowance/nonperforming loans and leases	169.00%	158.11%	159.34%	172.84%	170.12%	172.84%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.01%	0.00%	0.01%	0.02%	(0.04)%	0.00%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

						Year-Ended
Capital Adequacy (period-end)	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Dec-17
Tangible common equity/tangible assets	7.49%	7.36%	7.29%	7.24%	7.58%	7.24%

Profitability
Return on average assets *	1.23%	1.32%	1.25%	0.15%	1.07%	0.82%
Return on average equity *	13.89%	15.13%	14.41%	1.64%	11.77%	9.09%
Net interest margin (TE) *	3.35%	3.36%	3.42%	3.42%	3.40%	3.41%
* Quarterly ratios have been annualized

Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
	Quarter-Ended					Year-Ended
	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Dec-17
Net income available to common shareholders	$20,902	$22,059	$20,436	$2,457	$17,394	$52,494
Income attributable to unvested stock-based compensation awards	318	359	351	26	266	818
Net earnings allocated to common shareholders	20,584	21,700	20,085	2,431	17,128	51,676
Remeasurement of net deferred taxes	0	0	0	14,944	0	14,994
Gain on sale of real estate, net of tax		2,227	0	0	0	0
Write-down of impaired leases, net of tax	(388)	(1,527)	0	0	0	0
Net income (Non-GAAP)	20,972	21,000	20,085	17,375	17,128	66,620
Weighted average shares outstanding (diluted)	15,144,491	15,135,970	15,112,518	15,103,906	15,078,555	15,073,255
Adjusted diluted earnings per share (Non-GAAP)	$1.38	$1.39	$1.33	$1.15	$1.14	$4.42

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$597,636	$589,173	$577,967	$574,780	$588,349	$574,780
Less: Goodwill and intangibles (9)	99,543	99,983	100,436	100,887	101,360	100,887
Tangible common equity	498,093	489,190	477,531	473,893	486,989	473,893
Ending shares outstanding	15,277,915	15,278,430	15,285,335	15,265,614	15,202,444	15,265,614
Tangible book value per share (Non-GAAP)	$32.60	$32.02	$31.24	$31.04	$32.03	$31.04

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Year to date adjusted diluted earnings per share
	Sep-18	Sep-17
Net income available to common shareholders	$63,397	$50,037
Income attributable to unvested stock-based compensation awards	1,024	792
Net earnings allocated to common shareholders	62,373	49,245
Gain on sale of real estate, net of tax	2,227	0
Write-down of impaired leases, net of tax	(1,915)	0
Net income (Non-GAAP)	62,061	49,245
Weighted average shares outstanding (diluted)	15,131,018	15,062,870
Adjusted diluted earnings per share (Non-GAAP)	$4.10	$3.27

(1)	Federal Reserve peer ratio as of June 30, 2018, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2)	“Originated” equals loans and leases not included by definition in “acquired loans”.
(3)	“Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.
(4)	Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5)	Interest income includes the tax effects of taxable-equivalent basis.
(6)	Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017.
(7)	Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8)	Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares
(9)	“Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.